UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
     [ ]  Preliminary Information Statement
     [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
     [ ]  Definitive proxy statement.
     [X]  Definitive additional materials.
     [ ]  Soliciting material under Rule 14a-12.

                                 ENDOVASC, INC.
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
     [X]  No fee required.
     [ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          1)   Title  of  each class of securities to which transaction applies:
          2)   Aggregate  number  of  securities  to  which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
          4)   Proposed  maximum  aggregate  value  of  transaction:
          5)   Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ]  Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
          1)   Amount previously paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:


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                                [LOGO]  ENDOVASC


November 22, 2004




Ladies and Gentlemen:

The Annual Meeting of Stockholders of Endovasc, Inc. on November 19, 2004 was adjourned for lack of a quorum and will reconvene on December 17, 2004. Our records indicate that you own shares of Endovasc Common Stock or Endovasc Series NDC Stock, both of which may vote at the Annual Meeting, and have received a copy of Management's Proxy Materials. Since we have not received a signed proxy from you, I have enclosed a copy of Management's Proxy for your signature and return to me.

Your vote is critical to the continuing operations of the company. We would ask that you approve Management's request by voting for all three items listed on the Proxy. However, regardless of how you decide to vote, it is extremely urgent that you return the enclosed Proxy.

WE URGE YOU TO IMMEDIATELY SIGN AND RETURN THE ENCLOSED MANAGEMENT PROXY IN THE ENVELOPE PROVIDED.

Please feel free to contact Dwight Cantrell or myself if you have any questions.

Very truly yours
Endovasc, Inc.

/s/ Diane Dottavio

Diane Dottavio, Ph.D.
President and
Chief Executive Officer

550 Club Drive, Suite 440
Montgomery, Texas 77316
P. 936-582-5920 * F. 936-582-5996

www.endovasc.com


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                                 ENDOVASC, INC.
               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 19, 2004
                 COMMON STOCK AND SERIES NDC COMMON STOCK PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Melissa Rogers attorney-in-fact and proxy with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock, $.001 par value and/or all shares of Series NDC Common Stock, $.001 par value, of Endovasc, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 19785 Highway 105 W., Montgomery, TX on November 19, 2004 at 2 pm and any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

     THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED ON THE REVERSE SIDE HEREOF. IF NO CHOICE IS MARKED, THE UNDERSIGNED GRANTS THE PROXY DISCRETIONARY AUTHORITY WITH RESPECT TO THE ELECTION OF DIRECTORS, PROPOSAL 2 AND PROPOSAL 3. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE, FOR PROPOSAL 2 AND FOR
PROPOSAL 3. IN ADDITION, THE UNDERSIGNED GRANTS THE PROXY DISCRETIONARY AUTHORITY TO VOTE ON ANY MATTER OF WHICH THE COMPANY HAD NOT RECEIVED NOTICE ON OR BEFORE SEPTEMBER 7, 2004, APPROVAL OF MINUTES OF THE PRIOR ANNUAL MEETING AND OTHER MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

     Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Stockholders is hereby acknowledged.

Comments:   --------------------------------------------------------------------

--------------------------------------------------------------------------------

          (If you noted any Comments above, please mark corresponding box on the reverse side.)
  (Please date and sign proxy on reverse side and return in enclosed envelope)

ENDOVASC, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
NOMINEE LISTED BELOW, "FOR" PROPOSAL 2  AND "FOR"
PROPOSAL 3.

Election of a Director

                                                     For   Withhold  For All   To withhold authority to vote, mark
                                                     All     All     Except   "For All Except" and write the nominees
                                                                               number on the line below
1.Election of M. Dwight Cantrell as a Director       [ ]     [ ]      [ ]     _______________________________

Vote on Proposals                                                             For    Against   Abstain

2.Approval of Ham, Langston & Brezina LLP as independent public               [ ]      [ ]       [ ]
  accountants of the Company.

3.Approval of the Amendment to the Articles of Incorporation to increase      [ ]      [ ]       [ ]
  the number of shares of Common Stock authorized.

For comments please check this box                  [ ]
and write them on the back where indicated.

signature must be exactly as the
name of the stockholder appears
on the certificate representing
shares of the Company's stock.

------------------------------------  ---------  -----------------------------------------------  --------
Signature PLEASE SIGN WITHIN BOX      Date       Signature (Joint Owners)                         Date


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